Accounts Payable (Details) - USD ($) $ in Thousands		Sep. 30, 2016	Sep. 30, 2015
Accounts Payable/Other Payables and Accruals [Abstract]
Payable to third-party suppliers		$ 1,277	$ 2,067
Accounts payable	[1]	$ 1,277	$ 2,067

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).